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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-61898) of Kerr-McGee Holdco, Inc. of our report dated February 26, 1999 appearing in the Kerr-McGee Corporation Annual Report on Form 10-K for the year ended December 31, 2000 and relating to the consolidated financial statements of Oryx Energy Company, which such financial statements are not separately presented therein.


                                                      PricewaterhouseCoopers LLP


Dallas, Texas
 June 27, 2001